                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2006

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 0 6

Worldwide Insurance Trust
       WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2006, and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

We are pleased to report that for the six months ended June 30, 2006, the Initial Class Shares of Van Eck Worldwide Hard Assets Fund gained 15.97% . The Fund outperformed the benchmark Goldman Sachs Natural Resources (GSR) Index1, which rose 13.11% for the period, and the CRB Index2, which gained 4.39% and measures the performance of underlying commodities markets. The Fund continued to demonstrate that it can offer strong relative performance with limited correlation to traditional financial markets, given the 2.71% return posted by the domestic U.S. equity market, as measured by the Standard & Poor’s (S&P) 500 Index3.

The Van Eck Worldwide Hard Assets Fund is an actively managed portfolio of a broad mix of global hard assets equities and other commodity-linked instruments. Unlike passively managed index funds, the Fund’s holdings are chosen individually by portfolio managers who employ a disciplined stock selection process that seeks to identify those names with superior potential. The Van Eck Worldwide Hard Assets Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that this investment style offers a diversified approach to natural resource investing and can potentially limit volatility when compared to similar funds that invest in only one sector.

Market and Economic Review

The six months ended June 30, 2006 marked another strong period for hard asset equities, albeit one characterized by significant volatility and which ushered in a summer of uncertainty. As the year began, the six-plus-year run of what’s been a notable bull market for hard assets investments continued—notable given that hard asset equities have outpaced more traditional equities since the year 2000. The GSR Index climbed 13.11% in the first half with most of these gains accruing in the explosive month of January (up 14.34%), as steel shares led the group.

January was an exceptional month. Although fundamentals had strengthened, we believe that the momentum of fund flows into commodity products as the year began somewhat distorted pricing structures. February followed with the GSR Index declining 9.36%, although positive results in March and April helped recoup these losses. May, however, brought a major shift in the investment landscape, as investors reacted severely to tightening action from the U.S. Federal Reserve Board. New Fed Chairman Ben Bernanke exacerbated the pain of the rate hike, as his hawkish comments signaled the possibility of more inflation-fighting measures ahead. A global equity sell-off ensued and was not fully unexpected given the surprising first quarter. In late June, the landscape brightened somewhat following the Fed’s tightening action and Bernanke’s more dovish comments on future rate hikes.

Monetary tightening, partly in response to inflationary concerns, was the major global theme as the first half ended. By the end of June, the Fed had raised U.S. rates four times to 5.25%, the European Central Bank (ECB) had increased rates twice (in March and June), and the Bank of Japan was threatening to end its ZIRP (zero interest rate policy). Fearing a slowdown in the global economic expansion, investors reacted by moving away from traditionally riskier asset classes, and many commodity prices, along with commodity-based equities, declined sharply in May and June.

Despite these mounting macro-economic headwinds, gold had an extraordinary period in the first half. Key support was provided by strong global investment demand, primarily from institutions and high net worth individuals, and increased interest from several central banks, including those of China, Russia and the United Arab Emirates. Although gold prices took somewhat of a wild ride from January to June, they were up 19.12% for the six months. Prices began the year at $517 per ounce and closed at $615 on June 30, while soaring to a 25-year high of $730 on May 12. Not since the 1970s has gold experienced such a tremendous rally both in terms of duration and price advance. Likewise, not since the 1970s have the fundamentals been more favorable for the gold market.

Worldwide Hard Assets Fund

Energy

Top performers in 2005, energy stocks continued to rally in the first half, although mirroring the monthly zigzags of other commodity based investments. Crude oil prices closed at $73.93 a barrel on June 30, ahead of last year’s high of $70 a barrel in late August following the disruptions caused by Hurricane Katrina. April was a particularly noteworthy month as crude oil prices closed above $75 a barrel, an all-time high. Throughout the period, ongoing political problems in Iran and Iraq, coupled with supply disruption issues in Venezuela and Nigeria, put pressure on supply and supported higher prices. Also, new regulations requiring minimum levels of renewable fuel content began taking effect here in the U.S. and increased the possibility of gasoline shortages. Supply side concerns here in the U.S. were further heightened by President Bush’s orders to suspend oil shipments to the strategic oil reserve—the government’s emergency supply for national security or other crisis. Although higher prices have meant mostly good news for oil-related shares, prices of oil futures contracts refused to fall much below $70 a barrel, despite signs of slowing global growth. This heightened worries about the longer-term impact of energy costs on U.S. consumer spending and business profits.

By contrast, natural gas proved somewhat disappointing on a relative basis. Although the disruption wrought by the Gulf Coast hurricanes helped buoy natural gas prices in the second half of 2005, this year’s mild winter throughout the U.S. hurt prices. Natural gas prices fell 15.3% in the second quarter, and declined 45.6% for the year to date period, languishing under the weight of unusually high inventories.

Industrial Metals

Among industrial metals, copper was once again a standout performer, followed by steel and zinc. On the back of 2005’s gain of 45.4%, copper prices rose 60.2% in the first half. In the second quarter alone, copper prices shot up 39.2%, even after absorbing May’s sharp correction. Most of these gains came in April, driven by various supply disruptions. While demand continued to surge, global supply side issues were generally supportive of higher copper prices. For example, a number of large copper producers reduced their production forecasts for 2006. Given the favorable supply-demand dynamics, Phoenix-based Phelps Dodge Corp., one of the world’s largest copper producers, (0.0% of Fund net assets as of June 30) plans to open a new copper mine in 2008, the first in the U.S. in more than 30 years.

Worth noting in the first half was that even though several base metals reached new price highs (including copper and zinc), these milestones did not always translate into comparable gains for metals-related equities. For example in May, copper prices were up approximately 11.4% for the month, while Phelps Dodge was up just 1.97%.

Precious Metals

The semi-annual period was particularly noteworthy for gold. April was also a notable month for silver, which rose 19% largely in response to the launch of Barclay’s iShares Silver Trust, the first silver exchange-traded fund (ETF). For metals overall, the increase in passively-managed money moving into commodity-indexed products like this one has generally had a positive impact on prices.

Given the growing inflationary tenor of the global economy, it is not surprising that investors embraced gold, which has traditionally been seen as an inflation hedge. Although in the latter half of 2005 we witnessed a breakdown in the traditional relationship between gold and the U.S. dollar, this year gold seems to have resumed its inverse dynamic. Gold prices surged to a 25-year high in May ($730), as the dollar fell to its lows for the year. Further support for gold prices came from Iran’s defiance in disbanding its nuclear research program and testing of a long-range missile by North Korea. In June, the dollar strengthened and gold prices retreated a bit lower amid considerable volatility, with the markets seeming to gyrate on every word uttered by new Fed Chairman Bernanke.

What is also intriguing about the period is that gold equity shares underperformed the underlying bullion. In rising rate environments in the past, this has not been the pattern. As was the curious situation with other metals during the six months, equity-related shares underperformed the underlying

Worldwide Hard Assets Fund

raw material. Gold prices were up 19.12% for the period ended June 30, 2006, while gold shares as measured by the AMEX Gold Miners (GDM) Index4 advanced 18.56% . In May alone, spot gold prices declined approximately 1.41%, while the GDM Index fell a far more dramatic 11.12% .

Real Estate

June 30, 2006 marked six and one-half consecutive calendar years in which real estate investments outperformed the general U.S. stock market as measured by the S&P 500 Index. European real estate stocks led for the period, followed by North American stocks, with U.S. companies significantly outpacing Canadian stocks. Asian real estate stocks had modestly negative returns for the six-month period, as Japan’s real estate market performance was muted by the Bank of Japan’s talk of higher interest rates. Still, real estate markets in Singapore, Hong Kong and New Zealand each produced double-digit positive results. Lured by strong relative performance and attractive dividend yields, net flows into the sector were positive for the semiannual period. Throughout much of the first half of 2006, investors bid up higher quality REITs.

That said, the first half of 2006 was not without considerable volatility. For example, while real estate companies generally produced positive results during the first calendar quarter, they struggled in the second quarter, as concerns over global liquidity kept returns in negative territory. Overall, however, real estate companies in general and REITs in particular benefited most from steady demand, brisk merger and acquisition activity (M&A) and healthy fundamentals within the sector. Among real estate sub-sectors, apartment, office and diversified REITs posted the strongest gains for the six-month period; health care and retail REITs lagged. U.S. real estate stocks headed up the global top performers list in the last two months of the period. Also, as the period ended, office vacancies in Tokyo fell to their lowest point since February 2001, as demand for space remained strong—a sign of the fundamental strength of the Japanese real estate market and its economy. Within European real estate, France led the way followed by the U.K. and the Netherlands.

Forest Products and Paper

There were some bright spots for forest products and paper companies in the months of February and March, as prices improved for most grades. Containerboard inventories were close to 15-year lows, and producers implemented several price increases. Pulp prices and uncoated free sheet paper prices also moved higher. However, the six-month period overall was more a continuation of the disappointing results of 2005, with the second quarter being particularly rough. Overall, this sector continued to underperform relative to other hard assets investments.

Fund Review

Your Fund had a very exciting first half of 2006, with a meaningful increase in assets due to the underlying appreciation of its holdings and solid inflows from investors. As in 2005, we continued to concentrate the Fund’s assets in the energy complex, ending the period with a 55.7% allocation, down from 65.1% at December 31, 2005. We were able to lock in some profits in this area and to reallocate the proceeds mostly into both precious and industrial metals holdings.

Energy Holdings

The energy sector was a solid contributor to the Fund’s performance in the first half of 2006, although the group yielded mixed results. Standouts in the first half included Petrolifera Petroleum Limited (1.0% of Fund net assets as of June 30, excluding warrants), which was particularly strong in the months of January and February. This Canadian oil and gas company is engaged in exploration and production activity mostly in South America and was just listed on the Toronto Stock Exchange last year. It has announced significant new light oil discoveries and reserve additions on its concession in Argentina and has successfully negotiated to secure a 100 percent working interest and operatorship of two significant exploration licenses in Peru.

Other solid performing energy names included Houston-based Frontier Oil (0.0% of Fund net assets as of June 30), a crude oil refiner, which advanced nicely on a year-to-date basis through the market

Worldwide Hard Assets Fund

high on May 8 (more than 70%). We locked in profits by selling this position before the end of the first half. Valero Energy (2.5% of Fund net assets) was a positive contributor in the first half, particularly in June on expectations of strong near-term refining margins. Valero’s refining network extends from Eastern Canada to the U.S. Gulf and West Coasts, and it specializes in producing premium, environmentally clean gasoline products. We also made a substantial addition to your Fund’s position in Fort Worth-based XTO Energy (2.6% Fund net assets), which had a bumpy first half, but was up nicely in June on news of increased M&A activity within the exploration and production industry.

Several of the Fund’s other energy holdings had a more difficult time during the period. Each of these holdings experienced net share-price declines in the six months: Newfield Exploration, an independent oil and gas company (2.5% of Fund net assets); Southwestern Energy, an exploration and production company primarily focused on natural gas (2.2% of Fund net assets); BJ Services, which provides pressure pumping and other services used for oil and natural gas wells (2.0% Fund net assets); EOG Resources (0.0% of Fund net assets), formerly known as Enron Oil & Gas Company; and Todco, an oil and gas drilling contractor (1.4% of Fund net assets). We took this as an opportunity to increase the Fund’s position in Newfield, while trimming Southwestern Energy, BJ Services and Todco, and selling the Fund’s position in EOG. At the same time, we made a major commitment to Philadelphia-based oil refiner Sunoco (2.1% of Fund net assets) and added to the Fund’s position in ConocoPhillips (2.5% of Fund net assets). We believe that consolidation and M&A activity in the energy sector has boosted the prospects for several of these holdings, however, this has yet to be reflected in the underlying share prices.

Industrial Metals Holdings

We began the year with a 13.1% allocation to industrial metals and the Fund’s commitment advanced to 19.2% by June 30. Of course, noteworthy price appreciation came from several of the Fund’s underlying holdings, especially among steel, copper, zinc and nickel related names. In this sector as well, consolidation and M&A activity played an important role.

Notable metals performers included AK Steel (2.3% of Fund net assets as of June 30), which we made a substantial addition to during the period. The company saw its share price soar 35.1% in March on continued takeover speculation. At the same time, skyrocketing raw materials prices caused pressure throughout the steel sector; for example, Fund holding BlueScope Steel (0.7% of Fund net assets), Australia’s largest steelmaker, announced plant closings and lay-offs at the end of the second quarter in response to mounting costs.

We substantially increased your Fund’s holding in the Canadian copper and nickel mining company, Falconbridge (2.3% of Fund net assets), which benefited from takeover speculation. As we write, U.K. miner Xstrata (1.8% of Fund net assets) is in the process of attempting to acquire Falconbridge. The diversified metals mining company Inco (1.2% of Fund net assets) was also a positive contributor, given separate takeover bids from copper giant Phelps Dodge, not owned by your Fund, and Teck Cominco, which is a Fund holding that we increased during the first half (1.5% of Fund net assets).

We also added several new names of note, including aluminum producer Alcan and Mittal Steel (1.6% and 1.6% of Fund net assets, respectively), whose recent bid for European steel giant Arcelor (0.0% of Fund net assets) has changed the strategic landscape for the global steel industry.

Precious Metals Holdings

The Fund’s precious metals holdings began the year at 11.9% and increased to 15.4% at the midyear mark. Among gold-mining companies, notable performance came from mid-tier companies including Canada’s Agnico-Eagle Mines, the U.S.’ Glamis Gold, Canada’s Kinross Gold, and the U.K.’s Randgold Resources (1.3% excluding warrants, 1.7%, 1.8%, and 2.5% of Fund net assets as of June 30, respectively). Each performed particularly well for the six-month period, posting gains of 67.68%, 37.77%, 18.18% and 30.19%, respectively. For all, excellent management was able to deliver value through either organic growth or accretive acquisitions. The Fund’s larger-cap gold-mining stocks fared less well, such as South Africa’s AngloGold Ashanti (declining 2.45%, and

Worldwide Hard Assets Fund

representing 1.8% of Fund net assets). For older, larger companies a greater inventory of aging mines can make it difficult to maintain production levels. Also, during the period your Fund’s holding in Placer Dome was successfully acquired by Canada’s Barrick Gold (neither was held by the Fund as of June 30).

Real Estate Holdings

During the period, we reduced the Fund’s exposure to real estate from 2.3% at the beginning of the year to 1.1% at June 30, 2006. Starwood Hotels was a notable laggard, and we eliminated this position by June 30. Canadian private timberland owner Timberwest Forest (0.5% of Fund net assets at June 30) also detracted from performance, declining 3.0% for the six months. Likewise, new addition Canadian apartment and home developer Killam Properties (0.3% of Fund net assets) declined 4.2% in the first half. On a more positive note, your Fund’s holdings in First Capital Realty, Sun Hung Kai Properties, Brookfield Properties, and Parkbridge Lifestyles Communities managed to post modest gains during the first half (0.2%, 0.2%, 0.2%, and 0.1% of Fund net assets, respectively).

Other

We reduced exposure to the forest products and paper sector to 2.6%, down from 4.2% at the start of the year. Although February and March were relatively positive, as described above, overall this group continued to lag.

In the agricultural sector, corn saw robust export demand and increased usage in ethanol production, supported in part by the new minimum renewable fuel requirements mentioned earlier. Of note, we sold your Fund’s holding in ArcherDanielsMidland as it benefited strongly from the increased attention given to ethanol as an alternative fuel.

*           *           *

The Van Eck Worldwide Hard Assets Fund offers a diversified approach to natural resource investing, and has the ability to search out the most attractive opportunities from around the globe. We are heartened by its prospects as we look forward. The continued strong performance of hard assets equities reflects their importance as a proven asset class and provides solid support that investments like the Van Eck Worldwide Hard Assets Fund can be a vital component of a globally diversified investment portfolio. Despite their long rally, we do believe that hard assets continue to offer good value. At this writing, most hard asset equity sectors are not expensive relative to the forward commodity curves.

Throughout the semi-annual period, hard asset investments continued to benefit—despite price gyrations—from overall high levels of global demand for commodities, coupled with insufficient capacity to meet that demand. We do not agree with the much-hyped media viewpoint that we are in the midst of an unsustainable commodity bubble. As we have reported previously, China’s exceptional growth (GDP estimates are 10% for 2006’s first half) remains a critical driver of this demand. The tremendous appetite for raw materials from China and other developing countries, such as India, continues to propel this millennium’s hard assets rally. Although current macro-economic uncertainties may warrant increased attention to risk, we remain optimistic given the hard assets group’s solid fundamentals and the added boost provided by consolidation and a significant increase in M&A activity.

The Fund is subject to risks associated with its investments in real estate, precious metals, natural resources and other hard assets. It can be significantly affected by events relating to these industries including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors and may move independently of trends of industrialized companies. The Fund is also subject to nondiversification risk, leverage risk, illiquid securities risk, risks associated with investment in debt securities, including credit risk and interest rate risk, inflation risk, and foreign securities risks including those related to adverse political and economic developments unique to a country or a region and currency fluctuations or controls. Since the Fund may invest in foreign securities, there is a risk that the value of those securities may be affected by the possibility of

Worldwide Hard Assets Fund

arbitrary action by foreign governments including the forced sale of property without adequate compensation or the imposition of prohibitive taxes. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

	Derek S. van Eck	Charles T. Cameron
July 24, 2006	Investment Team Member	Investment Team Member

	Joseph M. Foster	Samuel R. Halpert
	Investment Team Member	Investment Team Member

	Gregory F. Krenzer	Charl P. de M. Malan
	Investment Team Member	Investment Team Member

Shawn Reynolds Investment Team Member

Worldwide Hard Assets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

2 The CRB/Reuters Futures Prices (CRB) Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

3 The S&P (Standard & Poor’s) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor’s, is a total return index with dividends reinvested.

4 The AMEX Gold Miners (GDM) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index is calculated and maintained by the American Stock Exchange (AMEX). Van Eck Associates Corporation has an exclusive license with the AMEX for exchange-traded funds, and a revenue sharing agreement with the AMEX for derivative products based on the GDM. AMEX is the owner of, and maintains, the GDM.

Worldwide Hard Assets Fund

Geographical Weightings as of
June 30, 2006* (unaudited)

Sector Breakdown* as of
June 30, 2006 (unaudited)

Energy	55.7%
Industrial Metals	19.2%
Precious Metals	15.4%
Forest Products and Paper	2.6%
Agriculture	1.2%
Chemicals.	1.1%
Real Estate	1.1%
Transportation	0.9%
Utilities	0.8%
Consumer Goods	0.7%
Basic Industry.	0.3%
Cash/Equivalents less
Other Assets Less Liabilities	1.0%

*	Percentage of net assets. Portfolio is subject to change.

Worldwide Hard Assets Fund
Top Ten Equity Holdings as of June 30, 2006* (unaudited)

BHP Billiton PLC
(Australia, 2.7%)

BHP Billiton is an international resources company. The company’s principal business lines are mineral exploration and production, including coal, iron ore, gold, titanium, ferroalloys, nickel and copper concentrate, as well as petroleum exploration, production, and refining.

XTO Energy, Inc.
(U.S., 2.6%)

XTO Energy is a natural gas producer that acquires, exploits and develops long-lived oil and gas properties. The company’s properties are all located in the United States, concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

ConocoPhillips
(U.S., 2.5%)

ConocoPhillips is an international, integrated energy company—the third largest in the U.S., based on market capitalization, oil and gas proved reserves and production; and the second-largest U.S. refiner. Worldwide, of non-government controlled companies, ConocoPhillips has the fifth-largest total of proved reserves; and based on crude oil capacity, is the fourth-largest refiner.

Valero Energy Corp.
(U.S., 2.5%)

Valero is the largest refiner in North America and has an extensive refining system with a throughput capacity of approximately 3.3 million barrels per day. The company’s geographically diverse refining network stretches from Canada to the U.S. Gulf Coast and West Coast to the Caribbean.

Newfield Exploration Co.
(U.S., 2.5%)

Newfield Exploration is an independent oil and gas company, which explores, develops and acquires oil and natural gas properties. The company operates the Gulf of Mexico, the onshore U.S. Gulf Coast, offshore Australia and the Bohai Bay in China.

Randgold Resources Ltd.
(UK, 2.5%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Côte d’Ivoire, Mali, Tanzania and Senegal.

Halliburton Co.
(U.S., 2.4%)

Halliburton provides energy services and engineering and construction services and also manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development and production of oil and natural gas.

Falconbridge Ltd.
(Canada, 2.3%)

Falconbridge is a leading international copper and nickel company with investments in fully integrated zinc and aluminum assets. It is one of the world’s largest producers of zinc and nickel and a significant producer of copper, primary and fabricated aluminum, cobalt, lead, molybdenum, silver, gold and sulphuric acid.

AK Steel Holding Corp.
(U.S., 2.3%)

AK Steel produces flat-rolled carbon, stainless and electrical steel products, as well as carbon and stainless tubular steel products, for automotive, appliance, construction and manufacturing markets. AK Steel operates major steelmaking facilities in Ohio, Indiana, Kentucky and Pennsylvania.

Talisman Energy, Inc.
(Canada, 2.3%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

*Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Expenses Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	January 1, 2006-
		January 1, 2006	June 30, 2006	June 30, 2006

Initial Class	Actual	$1,000.00	$1,159.70	$6.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

Class R1	Actual	$1,000.00	$1,160.10	$6.27
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86

Class S	Actual	$1,000.00	$936.40	$5.76
	Hypothetical (5% return before expenses)	$1,000.00	$1,006.35	$5.97

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2006) of 1.16% on the Initial Class shares, 1.17% on the Class R1 shares and 1.20% on the Class S shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited)

	No. of		Value
Country	Shares	Securities	(Note 1)

	COMMON STOCKS:
	ARGENTINA 0.4%
	379,000	Trefoil Ltd. (NOK) †	$2,471,911

	AUSTRALIA 5.6%
	3,975,540	Aviva Corp. Ltd. † #	183,285
	922,978	BHP Billiton PLC (GBP) #	17,956,925
	823,000	BlueScope Steel Ltd. #	4,865,435
	1,461,000	Lihir Gold Ltd. † #	3,209,557
	552,606	Newcrest Mining Ltd. #	8,679,073
	107,379	NGM Resources Ltd. † #	7,946
	911,000	Oil Search Ltd. #	2,777,574

			37,679,795

	AUSTRIA 0.7%
	80,000	OMV AG #	4,757,596

	BERMUDA 0.9%
	346,000	Ship Finance International Ltd. (USD)	5,989,260

	BRAZIL 2.8%
	538,600	Cia Vale do Rio Doce (ADR)	12,947,944
	67,000	Petroleo Brasileiro S.A.
		(ADR)	5,983,770

			18,931,714

	CANADA 22.1%
	276,000	Agnico-Eagle Mines Ltd. (USD)	9,130,080
	42,500	Agnico-Eagle Mines Ltd. (USD) Warrants ($19.00, expiring 11/07/07	699,975
	232,300	Alcan, Inc. (USD)	10,904,162
	738,500	Bema Gold Corp. † R	3,684,892
	1,614,800	Brazilian Resources, Inc. † #	108,059
	45,000	Brookfield Properties Corp.	1,427,842
	302,028	Falconbridge Ltd. †	15,909,027
	243,200	Find Energy Ltd. †	2,084,945
	83,000	First Capital Realty, Inc.	1,710,113
	83,600	First Quantum Minerals Ltd.	3,747,508
	80,000	FNX Mining Co., Inc. † R	759,653
	137,000	Gammon Lake Resources, Inc. †	1,878,948
	188,000	Goldcorp, Inc. (USD)	5,681,360
	90,000	Golden Star Resources Ltd. (USD) †	266,400
	122,700	Inco Ltd. (USD)	8,085,930
	808,000	Killam Properties, Inc. † R	1,918,122
	1,150,000	Kinross Gold Corp. (USD) †	12,523,500
	1,080,000	Miramar Mining Corp. †	3,937,651
	720,000	Northern Orion Resources, Inc. † R	3,534,534
	536,000	Northern Orion Resources, Inc. Warrants (CAD 2.00, expiring 5/29/08) † R	1,848,607
	25,000	NQL Energy Services, Inc. (Class A) † R	171,324

	No. of		Value
Country	Shares	Securities	(Note 1)

	Canada (continued)
	141,500	Parkbridge Lifestyles Communities, Inc. †	$656,606
	99,000	Penn West Energy Trust	3,981,994
	103,200	Petro-Canada (USD)	4,892,712
	655,800	Petrolifera Petroleum Ltd. † R	6,462,241
	7,400	Petrolifera Petroleum Ltd.
		Warrants (CAD 1.50, expiring 9/11/06) † # R	62,976
	74,000	Petrolifera Petroleum Ltd. Warrants (CAD 1.50, expiring 10/18/06) † # R	629,759
	246,500	Petrolifera Petroleum Ltd. Warrants (CAD 3.00, expiring 5/8/07) † R	1,810,714
	330,000	Silver Wheaton Corp. †	3,104,004
	27,200	Suncor Energy, Inc.	2,201,244
	48,800	Suncor Energy, Inc. (USD)	3,953,288
	876,000	Talisman Energy, Inc.	15,286,644
	166,000	Teck Cominco Ltd.	9,960,298
	291,000	Timberwest Forest Corp. R	3,738,188
	130,800	Trican Well Service Ltd.	2,612,953

			149,366,253

	FINLAND 0.3%
	144,000	Stora Enso Oyj (R Shares) #	2,010,116

	HONG KONG 0.2%
	145,600	Sun Hung Kai Properties Ltd. #	1,486,340

	INDONESIA 0.0%
	165,000	Medco Energi Internasional Tbk PT #	66,362

NETHERLANDS 1.6%
	359,500	Mittal Steel Co. N.V. (USD)	10,968,345

	NORWAY 2.2%
	883,498	Seadrill Ltd † #	11,654,591
	179,500	Sinvest ASA † #	3,274,619

			14,929,210

SOUTH AFRICA 3.3%
	258,500	AngloGold Ashanti Ltd. (ADR)	12,439,020
	427,400	Gold Fields Ltd. (ADR)	9,787,460

			22,226,480

UNITED KINGDOM 4.3%
	808,600	Randgold Resources Ltd. (ADR) †	16,980,600
	315,000	Xstrata PLC #	11,989,552

			28,970,152

UNITED STATES 54.3%
	1,149,400	AK Steel Holding Corp. †	15,896,202
	647,200	Alpha Natural Resources, Inc. †	12,698,064
	116,500	American Commercial Lines, Inc. †	7,019,125

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited) (continued)

	No. of		Value
Country	Shares	Securities	(Note 1)

United States (continued)
	62,000	Apache Corp.	$4,231,500
	161,500	Ashland , Inc.	10,772,050
	176,900	Aventine Renewable Energy Holdings, Inc † # R	6,881,410
	360,700	BJ Services Co.	13,439,682
	708,400	Bois d' Arc Energy, Inc †	11,667,348
	158,000	Bunge Ltd.	7,939,500
	331,200	Celanese Corp.	6,763,104
	261,400	CF Industries Holdings, Inc.	3,727,564
	47,400	Chevron Corp.	2,941,644
	80,000	Chicago Bridge & Iron Co. N.V.	1,932,000
	262,500	ConocoPhillips	17,201,625
	732,464	Delta Petroleum Corp †	12,547,108
	85,000	Dominion Resources, Inc.	6,357,150
	528,000	Ellora Oil & Gas, Inc. † #R	6,337,531
	78,500	Exxon Mobil Corp.	4,815,975
	221,000	FMC Technologies, Inc. †	14,908,660
	311,800	Glamis Gold Ltd. †	11,804,748
	262,000	GlobalSantaFe Corp.	15,130,500
	215,300	Halliburton Co.	15,977,413
	23,313	Hugoton Royalty Trust	692,396
	24,100	Innospec, Inc.	612,622
	165,000	McDermott International, Inc. †	7,502,550
	287,800	Mercer International, Inc. †	2,498,104
	200,000	Nabors Industries Ltd †	6,758,000
	120,472	National Oilwell Varco, Inc. †	7,628,287
	349,000	Newfield Exploration Co. †	17,080,060
	118,500	Norfolk Southern Corp.	6,306,570
	50,400	Oil States International, Inc. †	1,727,712
	336,000	PowerShares Global Water Portfolio ETF	5,601,120
	171,400	Smithfield Foods, Inc. †	4,941,462
	487,000	Southwestern Energy Co. †	15,174,920
	206,500	Sunoco, Inc.	14,308,385
	96,500	Temple-Inland, Inc.	4,136,955
	239,500	Todco (Class A)	9,783,575
	135,000	Transocean, Inc. †	10,843,200
	256,900	Valero Energy Corp.	17,088,988
	33,100	Warrior Energy Services Corp. †	805,323
	81,600	Weyerhaeuser Co.	5,079,600
	391,100	XTO Energy, Inc.	17,313,997

			366,873,729

Total Common Stocks 98.7%
	(Cost: $478,327,734)		666,727,263

	No. of			Value
Country	Shares	Securities		(Note 1)

PREFERRED STOCKS:
	RUSSIA 0.3%
	22,200	Surgutneftegaz OJSC (ADR)		$2,331,000

TOTAL PREFERRED STOCKS 0.3%
	(Cost: $74,370)			$2,331,000

	Short-Term	Date of	Interest
	Obligations 3.1%	Maturity	Rate

Repurchase Agreement (Note 12):
Purchased on 06/30/06;
maturity value $20,779,443
(with State Street Bank &
Trust Co., collateralized by
$21,775,000 Federal Home
Loan Bank 4.375% due 9/17/10
with a value of $21,189,623)
	(Cost: $20,772,000)	7/3/06	4.30%	20,772,000

Total Investments 102.1%
	(Cost: $499,174,104)			689,830,263
Other assets less liabilities (2.1)%				(14,273,746)

	Net Assets 100.0%			$675,556,517

	Glossary:
ADR - American Depository Receipt
GDR - Global Depository Receipt
CAD - Canadian Dollar
	GBP - British Pound
NOK - Norwegian Krone
USD - United States Dollar

See Notes to Financial Statements

Worldwide Hard Assets Fund
Schedule of Portfolio Investments
June 30, 2006 (unaudited) (continued)

† -	Non-income producing
# -	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $86,938,706 which represented 12.9% of net assets.
R -	All or a portion of this security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, these securities are considered liquid and the market value amounted to $28,261,310 or 4.2% of total net assets.

Restricted securities held by the Fund are as follows:
	Acquisition		Acquisition		Value as % of
Security	Date	Shares	Cost	Value	Net Assets

Aventine Renewable Energy Holdings, Inc.	12/12/05	176,900	$2,299,700	$ 6,881,410	1.0%
Bema Gold Corporation	12/6/02	276,500	283,899	1,379,652	0.2%
Ellora Oil & Gas Co.	6/30/06	528,000	6,336,000	6,337,531	1.0%
FNX Mining Co., Inc.	6/27/02	80,000	263,123	759,653	0.1%
Killam Properties, Inc.	11/11/03	808,000	858,118	1,918,122	0.3%
Northern Orion Resources, Inc. Warrants	5/16/03	536,000	—	1,848,607	0.3%
NQL Drilling Tools, Inc.	8/31/99	25,000	140,940	171,324	0.0%
Petrolifera Petroleum Limited	3/7/05	641,000	853,420	6,316,402	0.9%
Petrolifera Petroleum Limited Warrants	11/2/05	7,400	—	62,976	0.3%
Petrolifera Petroleum Limited Warrants	3/7/05	74,000	—	629,759	0.1%
Petrolifera Petroleum Limited Warrants	3/7/05	246,500	—	1,810,714	0.0%
Timberwest Forest Corp.	1/24/02	11,300	90,651	145,160	0.0%

				$28,261,310	4.2%

Summary of	% of
Investments by Sector	Net Assets

Agriculture	1.2%
Basic Industry	0.3%
Chemicals	1.1%
Consumer Goods	0.7%
Energy	55.7%
Forest Products and Paper	2.6%
Industrial Metals	19.2%
Precious Metals	15.4%
Real Estate	1.1%
Transportation	0.9%
Utilities	0.8%
Short-Term Obligations	3.1%
Other Assets Less Liabilities	(2.1)%

100.0%

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Assets and Liabilities
June 30, 2006 (unaudited)
Assets:
Investments, at value (cost $499,174,104) (Note 1)	$689,830,263
Cash	9,972
Foreign currency (cost $27,170)	27,319
Receivables:
Securities sold	1,090,625
Capital shares sold	1,798,757
Dividends and interest	561,079
Prepaid expenses and other assets	45,474

Total assets	693,363,489

Liabilities:
Payables:
Securities purchased	16,518,663
Capital shares redeemed	419,319
Due to Adviser	626,305
Due to Trustees	33,375
Accrued expenses	209,310

Total liabilities	17,806,972

Net Assets	$675,556,517

Initial Class Shares:
Net Assets	$574,519,116

Shares outstanding	18,852,665

Net asset value, redemption and offering price per share	$30.47

Class R1 Shares:
Net Assets	$101,034,475

Shares outstanding	3,315,895

Net asset value, redemption and offering price per share	$30.47

Class S Shares:
Net Assets	$2,926

Shares outstanding	96

Net asset value, redemption and offering price per share	$30.48

Net assets consist of:
Aggregate paid in capital	$435,658,042
Unrealized appreciation of investments and foreign currency transactions	190,677,625
Accumulated net investment loss	(717,960)
Undistributed net realized gain	49,938,810

$675,556,517

Statement of Operations
Six Months Ended June 30, 2006 (unaudited)
Income (Note 1):
Dividends (net of foreign taxes withheld of $206,566)		$3,423,444
Interest		292,041

Total income		3,715,485
Expenses:
Management (Note 2)	$$3,061,915
Professional	181,770
Reports to shareholders	101,570
Insurance	91,896
Trustees’ fees and expenses	81,840
Custodian	61,415
Interest	41,866
Transfer agency — Initial Class Shares	7,392
Transfer agency — Class R1 Shares	6,082
Distribution — Class S Shares	1
Other	20,303

Total expenses	3,656,050
Expenses assumed by the Advisor (Note 2)	(5,217)

Net expenses		3,650,833

Net investment income		64,652

Realized and Unrealized Gain (Loss) on Investments (Note 3):
Realized gain from security transactions		50,336,358
Realized loss from foreign currency transactions		(91,406)
Change in unrealized appreciation of investments		29,534,486
Change in unrealized appreciation of foreign denominated assets and liabilities		20,647

Net realized and unrealized gain on investments		79,800,085

Net Increase in Net Assets Resulting from Operations		$79,864,737

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets
	Six Months	Year Ended
	Ended	December 31,
	June 30, 2006	2005

	(unaudited)
Change in Net Assets From:
Operations:
Net investment income (loss)	$64,652	$(121,246)
Realized gain from security transactions	50,336,358	37,609,166
Realized loss from foreign currency transactions	(91,406)	(62,233)
Realized gain on options	—	124,871
Realized loss from futures	—	(59,873)
Change in unrealized appreciation of investments	29,534,486	106,873,667
Change in unrealized appreciation of foreign denominated assets and liabilities	20,647	(80)

Net increase in net assets resulting from operations	79,864,737	144,364,272

Distributions to shareholders from:
Net investment income
Initial Class Shares	(320,626)	(743,375)
Class R1 Shares	(64,624)	(100,122)

	(385,250)	(843,497)

Net realized gains
Initial Class	(27,285,301)	—
Class R1	(5,499,505)	—

	(32,784,806)	—

Total distributions	(33,170,056)	(843,497)

Capital share transactions*:
Proceeds from sales of shares
Initial Class Shares	151,469,158	187,526,844
Class R1 Shares	30,475,626	51,399,382
Class S Shares	3,186	—
Reimbursement from Adviser (Note 14)	—	34,118

	181,947,970	238,960,344

Reinvestment of distributions
Initial Class Shares	27,605,927	743,375
Class R1 Shares	5,564,129	100,122

	33,170,056	843,497

Cost of shares reacquired
Initial Class Shares	(68,673,275)	(76,676,993)
Class R1 Shares	(25,796,699)	(14,733,252)
Class S	(7)	—
Redemption fees	83,482	58,225

	(94,386,499)	(91,352,020)

Net increase in net assets resulting from capital share transactions	120,731,527	148,451,821

Total increase in net assets	167,426,208	291,972,596
Net Assets:
Beginning of year	508,130,309	216,157,713

End of period (including accumulated net investment loss of $717,960 and $305,956, respectively)	$675,556,517	$508,130,309

* Shares of Beneficial Interest Issued and Reacquired (unlimited number of $.001 par value shares authorized):-
Initial Class Shares:
Shares sold	5,005,458	8,404,752
Reinvestment of distributions	893,974	40,204
Shares reacquired	(2,335,407)	(3,517,368)

Net increase	3,564,025	4,927,588

Class R1 Shares:
Shares sold	1,001,969	2,291,327
Reinvestment of distributions	180,186	5,412
Shares reacquired	(899,361)	(676,938)

Net increase	282,794	1,619,801

Class S Shares:†
Shares sold	96
Reinvestment of distributions	—
Shares reacquired	—

Net increase	96

†  Inception date of Class S shares May 1, 2006

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class Shares

	Six Months		Year Ended December 31,
	Ended
	June 30, 2006		2005	2004	2003	2002	2001

	(unaudited)
Net Asset Value, Beginning of Period	$27.73		$18.36	$14.84	$10.30	$10.69	$12.07

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	0.01		(0.01)	0.08	0.05	0.08	0.14
Net Realized and Unrealized Gain (Loss)
on Investments	4.45		9.45	3.50	4.54	(0.38)	(1.39)

Total from Investment Operations	4.46		9.44	3.58	4.59	(0.30)	(1.25)

Less Distributions from:
Net Investment Income	(0.02)		(0.07)	(0.06)	(0.05)	(0.09)	(0.13)
Capital gains	(1.70)

Total Distributions	(1.72)		(0.07)	(0.06)	(0.05)	(0.09)	(0.13)

Redemption fees	—	(c)	— (c)	— (c)	—	—	—

Net Asset Value, End of Period	$30.47		$27.73	$18.36	$14.84	$10.30	$10.69

Total Return (a)	15.97%		51.67%	24.23%	44.78%	(2.85)%	(10.45)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$574,519		$424,017	$190,206	$158,683	$97,978	$77,549
Ratio of Gross Expenses to Average
Net Assets	1.17	%(d)	1.17%	1.20%	1.23%	1.23%	1.18%
Ratio of Net Expenses to Average
Net Assets (b)	1.16	%(d)	1.17%	1.20%	1.24%	1.23%	1.18%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.02	%(d)	(0.03)%	0.54%	0.59%	0.68%	1.13%
Portfolio Turnover Rate	39%		52%	60%	43%	63%	86%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, rein- vestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.15%, 1.23%, 1.20%, and 1.15% for the Initial Class Shares for the periods ending June 30, 2006, December 31, 2003, December 31, 2002 and December 31, 2001, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less than $0.01 per share.

(d)	Annualized

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

						Class S
	Class R1 Shares					Shares

				For the		For the
				Period		Period
	Six Months			May 1, 2004*		May 1, 2006^
	Ended		Year Ended	through		through
	June 30,		December 31,	December 31,		June 30,
	2006		2005	2004		2006

	(unaudited)					(unaudited)
Net Asset Value, Beginning of Period	$27.73		$18.36	$14.54		$32.55

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	—	(c)	0.01	0.03		—	(c)
Net Realized and Unrealized Gain (Loss) on Investments	4.46		9.43	3.79		(2.07)

Total from Investment Operations	4.46		9.44	3.82		(2.07)

Less Distributions from:
Net Investment Income	(0.02)		(0.07)	—		—
Capital gains	(1.70)

Total Distributions	(1.72)		(0.07)	—		—

Redemption fees	—	(c)	— (c)	—	(c)	—	(c)

Net Asset Value, End of Period	$30.47		$27.73	$18.36		$30.48

Total Return (a)	16.01%		51.61%	26.27%		(6.36)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$101,034		$84,113	$25,952%		$3%
Ratio of Gross Expenses to Average Net Assets	1.17	%(d)	1.19%	1.32	%(d)	1.34	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.17	%(d)	1.19%	1.24	%(d)	1.20	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01	%(d)	(0.06)%	0.39	%(d)	0.10	%(d)
Portfolio Turnover Rate	39%		52%	60%		17%

(a)	Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets for the six months ended June 30, 2006 would be 1.16% and 1.16% for the Class R1 and Class S shares, respectively. The ratio for all other periods shown would be unchanged if any interest incurred during those periods were excluded.

(c)	Amount represents less than $0.01 per share.

(d)	Annualized

*	Inception date of Class R1 Shares.

^	Inception date of Class S Shares.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes To Financial Statements (unaudited)

Note 1—Significant Accounting Policies—Van Eck Worldwide Insurance Trust (the “Trust”), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified fund of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: shares that have been continuously offered since the inception of the Fund, the Initial Class, Class R1 shares that became available for purchase on May 1, 2004 and Class S shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days and Class S shares are subject to a distribution fee. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Portfolio Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Distributions to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option

Worldwide Hard Assets Fund

Notes To Financial Statements (unaudited) (continued)

is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at June 30, 2006.

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. There were no futures contracts outstanding at June 30, 2006.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at June 30, 2006.

Note 2—Management Agreement—Van Eck Associates Corporation (the “Adviser”) earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90 of 1% on the next $250 million and 0.70 of 1% on the excess over $750 million. The Class S shares are subject to a distribution fee at an annual rate of 0.15% of average daily net assets in the Class S shares. The Adviser agreed to assume expenses exceeding 1.20% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period May 1, 2006 through April 30, 2007. For the six months ended June 30, 2006, the Adviser assumed expenses in the amount of $5,217. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 3—Investments—For the six months ended June 30, 2006, purchases and sales of securities other than U.S. government securities and short-term obligations aggregated $321,842,189 and $239,007,898, respectively.

The identified cost of investments owned at June 30, 2006 was $499,174,104 and net unrealized appreciation aggregated $190,656,159 of which $199,584,432 related to appreciated securities and $8,928,273 related to depreciated securities.

Note 4—Income Taxes—The tax character of distributions paid to shareholders were as follows:

	During the
	Six Months	During the
	Ended	Year Ended
	June 30,	December 31,
	2006	2005

Ordinary income	$11,326,361	$843,497
Long term capital gains	21,843,695	—

Total	$33,170,056	$843,497

Note 5—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2006, the aggregate shareholder accounts of two insurance companies own approximately 55% and 26% of the Initial Class shares and one insurance company owns approximately 99% of the Class R1 shares. Additionally the Adviser owns all of the outstanding Class S shares.

Note 6—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 7—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of

Worldwide Hard Assets Fund

Notes To Financial Statements (unaudited) (continued)

foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2006, the Fund had no forward foreign currency contracts outstanding.

Note 8—Trustee Deferred Compensation Plan—The Trust established a Deferred Compensation Plan (the “Plan”) for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees and are reflected in the accompanying statement of Assets and Liabilities.

Note 9—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2006, the Fund had no outstanding equity swaps.

Note 10—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At June 30, 2006, the Fund had no outstanding commodity swaps.

Note 11—Bank Line of Credit—The Trust may participate with other funds managed by the Adviser (the “Van Eck Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2005, the Fund borrowed under this Facility. The average daily balance during the 47 day period during which the loan was outstanding amounted to $5,782,000 and the weighted average interest rate was 5.60% . At June 30, 2006, there were no outstanding borrowings by the Fund under the Facility.

Note 12—Repurchase Agreement—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 13—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the United States Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of the U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Note 14—Reimbursement from Adviser—During 2005, the Adviser reimbursed the Fund $34,118 in connection with dividends paid in January 2003 to shareholders redeeming on the day between record date and ex-dividend date.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information furnished for the meetings of the Board held on June 13 and 14, 2006 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

  Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

  The Adviser’s consolidated financial statements for the past 3 fiscal years;

  A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

  Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

  An independently prepared report comparing the management fees and non- investment management expenses of each Fund during its fiscal year ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

  An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2005 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

  An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

  Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

  management functions with respect to each such account and vehicle;

  Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

  Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

  Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to subsidize the operations of the Funds from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the SEC, the NASD and the office of the New York Attorney General (“NYAG”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser has received a Wells Notice from the SEC in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the SEC, the NYAG and the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized four-year period ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.10%; and (3) the Fund’s expense ratio, while higher than the median for its Peer Group, is within the range of expense ratios for its Peer Group and is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two- through five-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one- through five-year periods ended December 31, 2005 and was in the top quintile of its Performance Universe for the annualized one- through four-year periods ended December 31, 2005; (2) the Adviser has agreed to waive from May 2006 through April 2007 a portion of its management fee such that the Fund’s overall expense ratio will be capped at 1.20%; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund

The Board noted that: (1) the Fund had outperformed its Performance Universe average, and was in the top quintile for its Performance Universe, for the annualized one- through three-year periods ended December 31, 2005; (2) the Adviser has agreed to waive, and will continue to waive through April 2007, a portion of its management fee; (3) the Fund’s overall management fee during 2005, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that neither of Worldwide Emerging Markets Fund nor the Worldwide Real Estate Fund currently has sufficient assets, or in the foreseeable future is likely to have sufficient assets, for the Adviser to realize material benefits from economies of scale,

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

1. To elect the following nominees as Trustees

Richard C. Cowell
Affirmative	17,281,783.228	93.519%	97.912%
Withhold	368,590.970	1.995%	2.088%
TOTAL	17,650,374.198	95.514%	100.000%

Jon Lukomnik
Affirmative	17,300,422.750	93.620%	98.017%
Withhold	349,951.448	1.894%	1.983%
TOTAL	17,650,374.198	95.514%	100.000%

David J. Olderman
Affirmative	17,289,516.403	93.561%	97.956%
Withhold	360,857.795	1.953%	2.044%
TOTAL	17,650,374.198	95.514%	100.000%

Ralph F. Peters
Affirmative	17,289,516.403	93.561%	97.956%
Withhold	360,857.795	1.953%	2.044%
TOTAL	17,650,374.198	95.514%	100.000%

Wayne H. Shaner
Affirmative	17,306,940.919	93.656%	98.054%
Withhold	343,433.279	1.858%	1.946%
TOTAL	17,650,374.198	95.514%	100.000%

R. Alastair Short
Affirmative	17,292,785.214	93.579%	97.974%
Withhold	357,588.984	1.935%	2.026%
TOTAL	17,650,374.198	95.514%	100.000%

Richard D. Stamberger
Affirmative	17,302,282.403	93.630%	98.028%
Withhold	348,091.795	1.884%	1.972%
TOTAL	17,650,374.198	95.514%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund

			% of Outstanding	% of Shares
		No. of Shares	Shares	Present

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds:

(2A)	Borrowing
Affirmative		16,734,808.806	90.560%	94.813%
Against		333,648.749	1.805%	1.890%
Abstain		581,916.643	3.149%	3.297%
TOTAL		17,650,374.198	95.514%	100.000%

(2B)	Underwriting
Affirmative		16,767,329.583	90.735%	94.997%
Against		302,291.849	1.636%	1.713%
Abstain		580,752.766	3.143%	3.290%
TOTAL		17,650,374.198	95.514%	100.000%

(2C)	Lending
Affirmative		16,783,764.626	90.824%	95.090%
Against		290,687.889	1.573%	1.647%
Abstain		575,921.683	3.117%	3.263%
TOTAL		17,650,374.198	95.514%	100.000%

(2D)	Senior securities
Affirmative		16,798,749.843	90.906%	95.175%
Against		275,702.672	1.491%	1.562%
Abstain		575,921.683	3.117%	3.263%
TOTAL		17,650,374.198	95.514%	100.000%

(2E)	Real estate
Affirmative		16,851,606.297	91.192%	95.474%
Against		223,060.677	1.207%	1.264%
Abstaln		575,707.224	3.115%	3.262%
TOTAL		17,650,374.198	95.514%	100.000%

(2F)			Real estate limited partnerships, oil, gas, and minerals
Affirmative		16,787,144.438	90.843%	95.109%
Against		285,265.343	1.543%	1.616%
Abstain		577,964.417	3.128%	3.275%
TOTAL		17,650,374.198	95.514%	100.000%

Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund

		% of Outstanding	% of Shares
	No. of Shares	Shares	Present

(2G)	Investing for the purposes of exercising control
Affirmative	16,841,467.481	91.137%	95.417%
Against	232,985.034	1.260%	1.320%
Abstain	575,921.683	3.117%	3.263%
TOTAL	17,650,374.198	95.514%	100.000%

(2H)	Commodities
Affirmative	16,826,001.419	91.053%	95.329%
Against	248,665.555	1.346%	1.409%
Abstain	575,707.224	3.115%	3.262%
TOTAL	17,650,374.198	95.514%	100.000%

(2 I)	Concentration
Affirmative	16,850,042.376	91.183%	95.466%
Against	224,624.598	1.216%	1.272%
Abstain	575,707.224	3.115%	3.262%
TOTAL	17,650,374.198	95.514%	100.000%

(2 J)	Diversification
Affirmative	16,852,872.143	91.198%	95.482%
Against	219,537.638	1.188%	1.243%
Abstain	577,964.417	3.128%	3.275%
TOTAL	17,650,374.198	95.514%	100.000%

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date August 28, 2006
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date August 28, 2006
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
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Date August 28, 2006
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